Exhibit 10.3







                  ===========================================



                              SERVICING AGREEMENT
                           Dated as of April 30, 1999


                                     among


                      CITY CAPITAL HOME LOAN TRUST 1999-1,
                                   as Issuer,



                      CITY NATIONAL BANK OF WEST VIRGINIA,
                                  as Servicer,


                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                  as Indenture Trustee and as Master Servicer




                  ===========================================


                                   Home Loans
             Pledged under an Indenture dated as of April 30, 1999

                               TABLE OF CONTENTS
ARTICLE I DEFINITIONS.............................................................................................1
         Section 1.01.  Definitions...............................................................................1
         Section 1.02.  Interest Calculations....................................................................15
         Section 1.03.  Determination of Material Adverse Effect.................................................15
ARTICLE II ADMINISTRATION AND SERVICING OF HOME LOANS............................................................15
         Section 2.01.  Servicing Generally......................................................................15
         Section 2.02.  Collection of Certain Home Loan Payments; Collection Account.............................17
         Section 2.03.  Hazard Insurance Policies................................................................20
         Section 2.04.  Assumption and Modification Agreements...................................................20
         Section 2.05.  Servicer's Protection of Trust Estate; Realization upon Defaulted Home Loans.............22
         Section 2.06.  Custodian and Indenture Trustee to Cooperate; Release of Home Loan Files.................24
         Section 2.07.  Servicing Compensation; Payment of Certain Expenses by the Servicer......................25
         Section 2.08.  Annual Statement as to Compliance and Annual Call Report.................................26
         Section 2.09.  Annual Independent Public Accountants'Servicing Report...................................26
         Section 2.10.  Access to Certain Documentation and Information Regarding the Home Loans.................26
         Section 2.11.  Maintenance of Fidelity Bond and Errors and Omissions Policy.............................27
         Section 2.12.  Notices to the Issuer, the Rating Agencies, the Master Servicer, the Indenture Trustee
                  and the Note Insurer...........................................................................27
         Section 2.13.  Reports of Foreclosures and Abandonment of Mortgaged Properties..........................28
         Section 2.14.  Sub-Servicers and Sub-Servicing Agreements...............................................28
         Section 2.15.  Servicing for Benefit of the Note Insurer................................................28
         Section 2.16.  RESERVED.................................................................................29
         Section 2.17.  Filing of Financing Statements and Continuation Statements...............................29
ARTICLE III SERVICER REMITTANCE REPORT; MASTER SERVICER..........................................................29
         Section 3.01.  Servicer Remittance Report...............................................................29
         Section 3.02.  Master Servicer Duties...................................................................30
         Section 3.03.  RESERVED.................................................................................30
         Section 3.04.  Master Servicer Compensation.............................................................30
         Section 3.05.  Master Servicer Default..................................................................30
         Section 3.06.  Merger or Consolidation of Master Servicer...............................................31
         Section 3.07.  Resignation of Master Servicer...........................................................31
         Section 3.08.  Assignment or Delegation of Duties by the Master Servicer................................32
         Section 3.09.  Limitation on Liability of the Master Servicer and Others................................32
ARTICLE IV SERVICING ADVANCES....................................................................................33
         Section 4.01.  Servicing Advances.......................................................................33
ARTICLE V THE SERVICER...........................................................................................33
         Section 5.01.  Representations and Warranties of the Servicer...........................................33
         Section 5.02.  Liability of the Servicer................................................................35
         Section 5.03.  Merger or Consolidation of, or Assumption of the Obligations of, the Servicer............35
         Section 5.04.  Limitation on Liability of the Servicer and Others.......................................36
         Section 5.05.  Servicer Not to Resign...................................................................36
ARTICLE VI DEFAULT...............................................................................................37
         Section 6.01.  Events of Default........................................................................37
         Section 6.02.  Master Servicer to Act; Appointment of Successor.........................................39
         Section 6.03.  Notifications to Noteholders.............................................................40
         Section 6.04.  Assumption or Termination of Sub-Servicing Agreements by the Master Servicer, Indenture
                  Trustee or any Successor Servicer..............................................................40
         Section 6.05.  Indemnification..........................................................................40
ARTICLE VII TERMINATION..........................................................................................41
         Section 7.01.  Termination..............................................................................41
ARTICLE VIII MISCELLANEOUS PROVISIONS............................................................................42
         Section 8.01.  Amendment................................................................................42
         Section 8.02.  Governing Law............................................................................43
         Section 8.03.  Notices..................................................................................43
         Section 8.04.  Severability of Provisions...............................................................44
         Section 8.05.  Assignment...............................................................................44
         Section 8.06.  Third Party Beneficiary; Rating..........................................................44
         Section 8.07.  Counterparts.............................................................................44
         Section 8.08.  Intention of the Parties.................................................................44
         Section 8.09.  Waivers and Modifications................................................................45
         Section 8.10.  Further Agreements.......................................................................45
         Section 8.11.  Attorney-in-Fact.........................................................................45



                             SCHEDULES AND EXHIBITS

Schedule I        Home Loan Schedule
Exhibit A         Form of Annual Statement as to Compliance
Exhibit B         Form of Power of Attorney
Exhibit C         Form of Request for Release
Exhibit D         Form of Liquidation Report
Exhibit E         Data Fields for Monthly Reporting
Exhibit F         Form of Initial Notice of Advance Recovery
                  for Liquidated Home Loan

         THIS SERVICING AGREEMENT (this "Agreement"), dated as of April 30, 1999, among CITY CAPITAL HOME LOAN TRUST 1999-1, as Issuer of its Asset-Backed Notes, Series 1999-1 (the "Issuer"), CITY NATIONAL BANK OF WEST VIRGINIA, as Servicer (in such capacity, together with permitted successors hereunder, the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as trustee (the "Indenture Trustee") pursuant to that certain Indenture (the "Indenture"), dated as of April 30, 1999, among the Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee, Note Administrator and Custodian, and as Master Servicer hereunder (the "Master Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Servicer is engaged in the business of servicing home loans;

         WHEREAS, the Issuer desires to pledge to the Indenture Trustee certain home loans, identified on Schedule I hereto (the "Home Loans") in connection with the issuance of the Issuer's Asset-Backed Notes, Series 1999-1 (the "Notes");

         WHEREAS, the Issuer desires to contract with the Servicer for the servicing responsibilities associated with the Home Loans and the Servicer desires to assume the servicing responsibilities associated with such Home Loans;

         WHEREAS, the Issuer desires to contract with the Master Servicer, and the Master Servicer desires to assume the obligation, to supervise and oversee the performance of the Servicer hereunder, in accordance with the terms hereof; and

         WHEREAS, the Issuer, the Servicer, the Master Servicer, and the Indenture Trustee desire to execute this Agreement to define each party's rights, duties and obligations relating to the servicing of the Home Loans.

         NOW, THEREFORE, in consideration of the above premises and of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer, the Servicer, the Master Servicer, and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01.  Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section 1.01. Terms capitalized and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture, even after the Indenture shall have been terminated.

         "AFFILIATE": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings corresponding to the foregoing.

         "AGGREGATE PRINCIPAL BALANCE": As defined in the Indenture.

         "AGREEMENT": This Servicing Agreement, dated as of April 30, 1999, among the Issuer, the Servicer, the Master Servicer, and the Indenture Trustee, and all amendments hereof and supplements hereto.

         "APPRAISAL": A written appraisal of a Mortgaged Property made by an appraiser holding all state certifications or licenses provided by the state in which the Mortgaged Property is located, which appraisal must be written, in form and substance, to FDIC, Fannie Mae and Freddie Mac standards, and must meet the appraisal standards of the Uniform Standards of Professional Appraisal Practice.

         "APPRAISED VALUE": With respect to any Mortgaged Property, the lesser of (a) the value thereof as determined by an Appraisal and (b) the purchase price paid for the related Mortgaged Property by the Obligor with the proceeds of the related Home Loan; PROVIDED, HOWEVER, that in the case of a Refinanced Home Loan, the Appraised Value of the Mortgaged Property shall be equal to the value thereof as determined by an Appraisal.

         "ANCILLARY SERVICING COMPENSATION": Prepayment fees, assumption fees, fees for insufficient funds, and other amounts in the nature of additional fees paid by the Obligor.

         "BUSINESS DAY": Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the State of West Virginia, the State of New York, the State of Delaware, the State of Maryland, the State of Minnesota, the State of California, or the state in which the principal office of the Note Insurer is located are required or authorized by law, executive order or governmental decree to be closed.

         "CERTIFICATE DISTRIBUTION ACCOUNT": As defined in the Deposit Trust Agreement.

         "CLOSING DATE":  On or about May 19, 1999.

         "CODE": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

         "COLLECTION ACCOUNT": The segregated account or accounts, which shall at all times be an Eligible Account, established and maintained pursuant to
Section 2.02(b) and entitled "[Servicer], in trust for the benefit of Holders of City Capital Home Loan Trust 1999-1 Asset-Backed Notes, Series 1999-1 and MBIA as Note Insurer, Collection Account". References herein to the Collection Account shall include any Sub-Servicing Account as the context requires. If a Servicer Termination Event described in Section 6.01(f) hereof occurs, the Servicer shall close the existing Collection Account and cause it to be re-established in the name of the Indenture Trustee, and transfer all funds from the old Collection Account to the new Collection Account.

         "COLLECTION PERIOD": As to any Deposit Date, the period beginning on the first day of the calendar month immediately preceding the month in which such Deposit Date occurs and ending on the last day of such calendar month.

         "COMBINED LOAN-TO-VALUE RATIO": With respect to any Home Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of such Home Loan at origination plus, in the case of a Home Loan secured by a junior lien, the aggregate outstanding principal balance of the related senior lien loans on the date of origination of such Home Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property at the time of origination of such Home Loan.

         "CUMULATIVE LOSS PERCENTAGE": As of any Payment Date, the percentage equivalent of the fraction obtained by dividing (1) the principal amount of Cumulative Realized Losses on the Home Loans from the Cut-off Date through the end of the related Collection Period by (2) the Initial Pool Principal Balance.

         "CUMULATIVE LOSS RATE TRIGGER": The "Cumulative Loss Rate Trigger" occurs on a Deposit Date if the Cumulative Loss Percentage equals or exceeds 10.00%.

         "DELINQUENCY LOSS FACTOR": As of any Payment Date, the sum of (A) the Principal Balance of all Home Loans that are 30-59 days delinquent multiplied by 25%, (B) the Principal Balance of all Home Loans that are 60-89 days delinquent multiplied by 50%, (C) the Principal Balance of all Home Loans that are 90 or more days delinquent multiplied by 100%, and (D) the Principal Balance of all Home Loans modified in excess of the 3% limitation in Section
2.04 hereof.

         "DELINQUENCY PERCENTAGE": For any Payment Date, the percentage equivalent of the fraction obtained by dividing (1) the Aggregate Principal Balances of all Home Loans that were more than 60 days contractually delinquent, REO Property, in foreclosure, or for which the related Obligor was in a bankruptcy proceeding or paying a reduced Monthly Payment as a result of a bankruptcy workout, as of the end of the related Collection Period or that were modified in excess of the 3% limitation in Section 2.04 hereof, by (2) the Aggregate Principal Balance of all of the Home Loans as of the related Determination Date.

         "DELINQUENCY RATE TRIGGER": The Rolling Delinquency Percentage exceeds 8.0% as of any Payment Date.

         "DEPOSIT DATE": As to any Payment Date, the 18th day of the month in which such Payment Date occurs or, if such 18th day is not a Business Day, the next succeeding Business Day.

         "DEPOSIT TRUST AGREEMENT": The Deposit Trust Agreement, dated as of April 30, 1999, between the Depositor, Wilmington Trust Company, as Owner Trustee, the Servicer, and Norwest Bank Minnesota, National Association, as Trust Paying Agent, pursuant to which the Issuer was formed.

         "DEPOSITOR": Financial Asset Securities Corp., as transferor of the Home Loans to the Issuer pursuant to the terms of that certain Deposit Trust Agreement.

         "DETERMINATION DATE": As to any Deposit Date, the close of business on the last day of the calendar month preceding the calendar month in which such Deposit Date occurs.

         "ELIGIBLE ACCOUNT": Either (A) a segregated account or accounts maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or better by Standard & Poor's and "Aa2" or better by Moody's or in the highest short-term rating category by Standard & Poor's and Moody's (A1 and P1, respectively), and that is either (1) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (2) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (3) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (4) a principal subsidiary of a bank holding company or
(5) approved in writing by the Note Insurer or (B) a trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity, the unsecured and uncollateralized debt obligations of which shall be rated "Baa3" or better by Moody's.

         "EVENT OF DEFAULT":  As defined in Section 6.01.

         "FANNIE MAE":  Fannie Mae and its successors in interest.

         "FDIC": The Federal Deposit Insurance Corporation and its successors in interest.

         "FEMA": The Federal Emergency Management Agency and its successors in interest.

         "FREDDIE MAC":  Freddie Mac and its successors in interest.

         "HOME LOAN": Each of the Home Loans pledged to the Indenture Trustee pursuant to the Indenture that from time to time comprise part of the Trust Estate, all of which originally so held being identified in the Home Loan Schedule attached hereto as Schedule I.

         "HOME LOAN DOCUMENTS":  As defined in the Home Loan Sale Agreement.

         "HOME LOAN FILE":  As defined in the Home Loan Sale Agreement.

         "HOME LOAN SALE AGREEMENT": The Home Loan Sale Agreement, dated as of April 30, 1999, among the Seller, the Transferor and the Depositor, pursuant to which the Depositor acquired the Home Loans.

         "HOME LOAN SCHEDULE": As of any date, the schedule of Home Loans then subject to this Agreement. The initial schedule of Home Loans as of the Cut-off Date therefor is attached hereto as Schedule I. The Home Loan Schedule shall be amended from time to time by the Seller to reflect the addition of Home Loans to, and the removal of Home Loans from, the Trust Estate pursuant to the Indenture. The Home Loan Schedule shall include the information required by the Indenture. The Home Loan Schedule and any amendment thereto shall be delivered to the Indenture Trustee in both physical and computer-readable form.

         "INDENTURE": The Indenture, dated as of April 30, 1999, among the Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee, Note Administrator and Custodian, pursuant to which the Home Loans and certain other assets included in the Trust Estate are pledged as collateral for the Notes, and any supplements or amendments thereto.

         "INDENTURE TRUSTEE": Norwest Bank Minnesota, National Association, a national banking association, and its successors in interest or any successor trustee appointed as provided pursuant to the Indenture.

         "INDENTURE TRUSTEE FEE": The monthly fee of the Indenture Trustee, which shall be determined as set forth in the Indenture.

         "INITIAL POOL PRINCIPAL BALANCE": The aggregate of the Principal Balances of the Home Loans determined as of the Cut-off Date (after application of all payments of principal received in respect of any such Home Loan on and before the Cut-off Date), which aggregate amount is $261,509,912.02.

         "INSURANCE PROCEEDS": With respect to any Deposit Date, proceeds paid by any insurer (other than the Note Insurer) and received by the Servicer during the related Collection Period pursuant to any insurance policy covering a Home Loan or the related Mortgaged Property, including any deductible payable by the Servicer with respect to a blanket insurance policy pursuant to Section
2.03 and the proceeds from any fidelity bond or errors and omission policy pursuant to Section 2.11, net of any component thereof covering any expenses incurred by or on behalf of the Servicer and specifically reimbursable under this Agreement.

         "INSURED PAYMENT":  As defined in the Indenture.

         "ISSUER": City Capital Home Loan Trust 1999-1, as issuer of the Notes pursuant to the Indenture.

         "LIQUIDATED HOME LOAN": As to any Deposit Date, any Home Loan shall be a Liquidated Home Loan on the earlier of (1) the date as to which the Servicer has determined, in accordance with the servicing procedures specified herein, that all Liquidation Proceeds that it expects to recover from or on account of such Home Loan have been recovered and (2) the date as to which any portion of the Monthly Payment is 180 or more days past due.

         "LIQUIDATION EXPENSES": Expenses that are incurred by the Servicer in connection with the liquidation of any Home Loan and not recovered under any insurance policy or from any Obligor. Such expenses with respect to any Liquidated Home Loan shall include, without limitation, the outstanding amount of any liens superior in priority, if any, to the lien of the foreclosed Home Loan, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Servicer pursuant to Section 2.05 respecting the related Home Loan, and any other related and previously unreimbursed Servicing Advances.

         "LIQUIDATION PROCEEDS": Cash (other than Insurance Proceeds) received in connection with the liquidation of any Mortgaged Property, whether through trustee's sale, foreclosure sale, condemnation, taking by eminent domain or otherwise received in respect of any Home Loan foreclosed upon as described in
Section 2.05 (including, without limitation, proceeds from the rental of the related Mortgaged Property).

         "LIQUIDATION REPORT": A liquidation report in the form of Exhibit D attached hereto.

         "MASTER SERVICING FEE": With respect to any Payment Date, 1/12 of the product of 0.095% per annum and the Aggregate Principal Balance of the Home Loans as of the first day of the related Collection Period (or, in the case of the first Collection Period, the Initial Pool Principal Balance).

         "MBIA PAYMENT DEFAULT":  As defined in the Indenture.

         "MONTHLY PAYMENT": With respect to any Mortgage Note, the amount of each monthly payment payable by the Obligor under such Mortgage Note in accordance with its terms, including one month's accrued interest on the related Principal Balance at the then applicable Mortgage Interest Rate, but net of any portion of such monthly payment that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Obligors for payment of insurance premiums or similar items.

         "MOODY'S": Moody's Investors Service, Inc. and its successors in interest.

         "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Home Loan.

         "MORTGAGE INTEREST RATE":  As defined in the Indenture.

         "MORTGAGE NOTE": The note or other instrument evidencing the indebtedness of an Obligor under the related Home Loan.

         "MORTGAGED PROPERTY":  The underlying property securing a Home Loan.

         "NET LIQUIDATION PROCEEDS": As to any Home Loan, Liquidation Proceeds net of Liquidation Expenses, but in no event shall the portion of Net Liquidation Proceeds in respect of such Home Loan allocable to principal exceed the outstanding Principal Balance of the related Home Loan.

         "NET WORTH": For any fiscal quarter, the sum of the Servicer's assets reflected on a balance sheet for such fiscal quarter prepared in accordance with GAAP consistently applied minus the sum of the Servicer's liabilities required to be shown as such on a balance sheet for such fiscal quarter prepared in accordance with GAAP consistently applied.

         "NOTE ACCOUNT": The segregated account established and maintained by the Indenture Trustee pursuant to Section 8.02 of the Indenture.

         "NOTE BALANCE":  Note Balance, as defined in the Indenture.

         "NOTEHOLDER" or "HOLDER": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of taking any action under Article VI or giving any consent pursuant to this Agreement, any Note registered in the name of the Issuer or the Servicer or any Person actually known to a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer or the Servicer shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite Voting Interests necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Servicer or any such Person is an owner of record of all of the Notes.

         "NOTE INSURANCE POLICY": The Financial Guaranty Insurance Policy (No. 29265) dated May 19, 1999, including any endorsements thereto, issued by the
Note Insurer for the benefit of the Noteholders, pursuant to which the Note Insurer guarantees payment of Insured Payments.

         "NOTE INSURER": MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

         "NOTE INSURER DEFAULT": The existence and continuance of any of the following:

                  (a)      an MBIA Payment Default;

                  (b) entry by a court having jurisdiction in the premises of (1) a final and nonappealable decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (2) a final and nonappealable decree or order adjudging the Note Insurer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Note Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidation, rehabilitator, assignee, trustee, sequestrator or other similar official of the Note Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (c) the commencement by the Note Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent of the Note Insurer to the entry of a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the
         Note Insurer, or the filing by the Note Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the
         Note Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Note Insurer or of any substantial part of its property, or the failure by the Note Insurer to pay debts generally as they become due, or the admission by the Note Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Note Insurer in furtherance of any such action.

         Notwithstanding anything to the contrary contained herein, upon the existence and continuance of a Note Insurer Default, the consent by the Note Insurer shall not be required for any action or inaction hereunder and the Note Insurer shall not have any rights with respect thereto except that the Note Insurer shall be entitled to an Opinion of Counsel to the effect that such amendment does not materially and adversely impair the Note Insurer's interests if an amendment is requested while a Note Insurer Default is continuing.

         "NOTE INSURER PARTIES": The Note Insurer or its respective agents, representatives, directors, officers or employees.

         "NOTE REGISTER": The register maintained pursuant to Section 2.06 of the Indenture.

         "NOTES": The Issuer's Asset-Backed Notes, Series 1999-1, issued pursuant to the Indenture.

         "OBLIGOR":  The borrower under a Mortgage Note.

         "OFFICER'S CERTIFICATE": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Chief Operating Officer or a Vice President of the Seller, the Depositor, the Servicer or, in the case of the Issuer, an authorized signatory of the Owner Trustee, as the case may be, and delivered to the Indenture Trustee, Note Insurer or each Rating Agency, as the case may be.

         "ORIGINAL PRINCIPAL AMOUNT": With respect to any Home Loan, the original principal amount due under the related Mortgage Note as of its date of origination.

         "PAYMENT AHEAD": Any payment remitted by a Obligor with respect to a Mortgage Note during a Collection Period in excess of the Monthly Payment due during such Collection Period with respect to such Mortgage Note, which excess sums the related Obligor has instructed the Servicer to apply to Monthly Payments due in one or more subsequent Collection Periods. A Monthly Payment that was a Payment Ahead shall, for purposes of computing certain amounts under this Agreement, be deemed to have been received by the Servicer on the date in the related Collection Period on which such Monthly Payment would have been due if such Monthly Payment had not been paid as part of a Payment Ahead.

         "PAYMENT DATE": The date of payment on the Notes pursuant to the Indenture, which date is the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following such 25th day, beginning in June 1999.

         "PERCENTAGE INTEREST":  As defined in the Indenture.

         "PERMITTED INVESTMENTS": One or more of the following obligations, instruments and securities:

                  (a) direct obligations of, and obligations fully guaranteed by, the United States of America, Freddie Mac, Fannie Mae, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated "Aa3" or higher by Moody's, the obligations of which are backed by the full faith and credit of the United States of America;

                  (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (c) repurchase obligations with a term not to exceed
         30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and rated "A2" or higher by Moody's; PROVIDED, HOWEVER, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certified securities;

                  (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (f) a guaranteed investment contract approved by each of the Rating Agencies and the Note Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (g) money market funds having ratings in the highest available rating categories of Moody's and one of the two highest available rating categories by S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth herein), including money market funds of the Indenture Trustee and any such funds that are managed by the Indenture Trustee or its affiliates or for which the Indenture Trustee or any affiliate acts as advisor as long as such money market funds satisfy the criteria of this subparagraph (g); and

                  (h) any investment otherwise acceptable to the Note Insurer and each Rating Agency.

         "PERSON": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         "PRINCIPAL BALANCE": As to any Home Loan and any Determination Date, the actual outstanding principal amount thereof as of the close of business on the Determination Date in the preceding month (or, in the case of the first Determination Date, as of the Cut-off Date) less (1) all scheduled payments of principal received in respect of such Home Loan and due during the related Collection Period, (2) all other amounts collected, received, or otherwise recovered in respect of principal on the Home Loans (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Collection Period) during or in respect of the related Collection Period, (3) Net Liquidation Proceeds and Trust Insurance Proceeds allocable to principal recovered or collected in respect of such Home Loan during the related Collection Period, (4) the portion of the Purchase Price allocable to principal to be remitted to the Indenture Trustee on or prior to the next succeeding Deposit Date in connection with a release and removal of such Home Loan pursuant to the Indenture, to the extent such amount is actually remitted on or prior to such Deposit Date; PROVIDED, HOWEVER, that a Home Loan that has become a Liquidated Home Loan since the preceding Determination Date (or, in the case of the first Determination Date, since the Cut-off Date) will be deemed to have a Principal Balance of zero on the current Determination Date, and (5) any other reduction in the principal balance of the related Mortgage Note, including a reduction as a result of any bankruptcy or other court order; provided that the principal balance of the Home Loan shall be zero on the Stated Maturity Date.

         "PRINCIPAL PREPAYMENT": As to any Home Loan and Collection Period, any payment by a Obligor or other recovery in respect of principal on a Home Loan (including the portion of Net Liquidation Proceeds in respect of such Home Loan allocable to principal) that, in the case of a payment by an Obligor, is received in advance of its scheduled due date and is not a Payment Ahead.

         "PURCHASE PRICE":  As defined in the Indenture.

         "RATING AGENCIES": Standard & Poor's and Moody's (each, a "Rating Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Indenture Trustee.

         "REALIZED LOSS": With respect to any Liquidated Home Loan, the amount, if any, by which the Principal Balance of such Home Loan (determined as of the Determination Date immediately prior to such Home Loan becoming a Liquidated Home Loan) exceeds the portion of Net Liquidation Proceeds, if any, in respect of such Home Loan allocable to principal, which amount shall in no event exceed the Principal Balance of such Home Loan (determined as of the Determination Date immediately prior to such Home Loan becoming a Liquidated Home Loan); provided however, that Realized Losses shall be reduced by 80% of any amounts recovered by the Servicer subsequent to the date on which a Home Loan became a Liquidated Home Loan.

         "REFINANCED HOME LOAN": A Home Loan the proceeds of which were not used to purchase the related Mortgaged Property.

         "REMITTABLE FUNDS": With respect to any Deposit Date, the amount equal to the aggregate of the following amounts:

                  (a) all payments in respect of or allocable to interest received with respect to the Home Loans during the related Collection Period and all other interest payments on or in respect of the Home Loans received by or on behalf of the Servicer during the related Collection Period (including Payments Ahead that are allocable to interest for the related Collection Period), and any net income from related REO Properties collected during the related Collection Period;

                  (b) all scheduled payments of principal received (or deemed to have been received, in the case of Payments Ahead) with respect to the Home Loans during the related Collection Period, and all other principal payments (including Principal Prepayments, but excluding amounts described elsewhere in this definition) received or deemed to have been received during the related Collection Period (including Payments Ahead that are allocable as principal for the related Collection Period) in respect of the Home Loans; and

                  (c) all Trust Insurance Proceeds, Net Liquidation
         Proceeds received during the related Collection Period, and any subsequent collections on any Liquidated Home Loan to the extent of any Realized Loss incurred with respect to such Home Loan, after payment to the Servicer of any additional compensation permitted in respect of such Home Loan under Section 2.07;

but net of the following amounts:

                           (1) the Servicing Fee and any other
                  compensation payable to the Servicer pursuant to Section 2.07 for the related Collection Period to the extent not previously paid to or retained by the Servicer;

                           (2) the aggregate amount of Servicing
                  Advances, not to exceed $250 per Home Loan, made by the Servicer with respect to any Home Loan and not previously reimbursed to the Servicer;

                           (3) the aggregate amount of Servicing
                  Advances to the extent of amounts recovered on the Home Loans with respect to which the Servicer made such Servicing Advances (other than those included in the related Liquidation Expenses or netted out by the Servicer from related Insurance Proceeds or reimbursed pursuant to clause
                  (2) above) or reimbursed to the Servicer pursuant to ss. 8.02(c) of the Indenture;

                           (4) any amount deposited into the Collection
                  Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
                  Section 362 of the United States Bankruptcy Code and that would otherwise have been included in Remittable Funds on such Deposit Date; and

                           (5) excess Net Liquidation Proceeds as
                  described in the second paragraph of Section 2.05.

         "REO PROPERTY": Any Mortgaged Property acquired by the Indenture Trustee, on behalf of the Trust, by foreclosure, deed in lieu of foreclosure, or similar action.

         "RESPONSIBLE OFFICER": When used with respect to the Indenture Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "ROLLING DELINQUENCY PERCENTAGE": As of any Payment Date, the average of the Delinquency Percentages as of the last day of each of the three (or one, two, and three in the case of the first three Payment Dates, as applicable) most recently ended Collection Periods.

         "ROLLING LOSS PERCENTAGE": As of any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred during the preceding 12 Collection Periods, and the denominator of which is the aggregate Principal Balances of the Home Loans as of the first day of the 12th preceding Collection Period.

         "ROLLING LOSS RATE TRIGGER": The Rolling Loss Percentage exceeds 2.50% as of any Payment Date on or after the Payment Date occurring in June 1999.

         "SELLER": City National Bank of West Virginia, as seller of the Home Loans.

         "SERVICER": City National Bank of West Virginia, or any successor servicer appointed as provided pursuant to this Agreement.

         "SERVICER REMITTANCE REPORT": The monthly report prepared by the Servicer and delivered to the parties specified in Section 3.01.

         "SERVICER TERMINATION EVENT":  As defined in Section 6.01.

         "SERVICING ADVANCES": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (1) the preservation, restoration, and protection of the Mortgaged Properties, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and, if applicable, flood insurance policies, to the extent not paid by the related Obligors, (2) any enforcement or judicial proceedings with respect to the Home Loans or Mortgaged Properties, including collections and foreclosures, (3) the management and liquidation of any REO Property and (4) compliance with the Servicer's obligations under
Section 2.03 (other than its obligation to deposit in the Collection Account amounts representing the deductible in respect of any blanket hazard insurance policy).

         "SERVICING FEE": With respect to any Payment Date, 1/12 of the product of the Servicing Fee Rate and the Aggregate Principal Balance of the Home Loans as of the first day of the related Collection Period (or, in the case of the first Collection Period, the Initial Pool Principal Balance).

         "SERVICING FEE RATE":  1.00% per annum.

         "SERVICING OFFICER": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appear on a list of servicing officers annexed to an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as such list may from time to time be amended.

         "STANDARD & POOR'S" OR "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         "SUB-SERVICER": Any Person, including an Affiliate of the Servicer, with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies the requirements set forth in Section 2.14 hereof in respect of the qualification of a Sub-Servicer.

         "SUB-SERVICING ACCOUNT": Any segregated account, which shall at all times be an Eligible Account, established and maintained as though it were a Collection Account pursuant to Section 2.02(b) and entitled "[Sub-Servicer], in trust for the benefit of Holders of City Capital Home Loan Trust 1999-1 Asset-Backed Notes, Series 1999-1, and MBIA as Note Insurer, Collection Account". References herein to the Collection Account shall include any Sub-Servicing Account as the context requires.

         "SUB-SERVICING AGREEMENT": A written contract between the Servicer and any Sub-Servicer relating to the servicing and/or administration of certain Home Loans.

         "TOTAL EXPECTED LOSSES": As of any Payment Date, the sum of (1) cumulative Realized Losses on the Home Loans from the Cut-off Date through the end of the related Collection Period and (2) the Delinquency Loss Factor.

         "TOTAL EXPECTED LOSSES TRIGGER": As of any Payment Date, (1) from the Closing Date through and including the fifth anniversary of the Closing Date, the Total Expected Losses equal or exceed 13.00% of the Initial Pool Principal Balance of the Home Loans and (2) from the date immediately following the fifth anniversary of the Closing Date and thereafter, the Total Expected Losses equal or exceed 16.00% of the Initial Pool Principal Balance of the Home Loans.

         "TRANSFEROR": City Capital Markets Corporation, as transferor of the Home Loans to the Depositor pursuant to the terms of that certain Home Loan Sale Agreement.

         "TRUST CERTIFICATES": The certificates of beneficial ownership of the Issuer.

         "TRUST ESTATE":  As defined in the Indenture.

         "TRUST INSURANCE PROCEEDS": Insurance Proceeds that (1) are applied by the Servicer to reduce the Principal Balance of the related Home Loan and (2) not applied to the restoration or repair of the related Mortgaged Property or released to the related Obligor in accordance with the Servicer's normal servicing procedures, applicable law or the terms of the related Home Loan.

         "TRUST PAYING AGENT":  As defined in the Deposit Trust Agreement.

         "VICE PRESIDENT": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "VOTING INTEREST": With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Notes evidencing specified Voting Interests in the Trust Estate, the Noteholders will collectively be entitled to 100% of the aggregate Voting Interests represented by all Notes. Voting Interests allocated to the Notes shall be allocated in proportion to the Note Balance. With respect to any provision hereof providing for action, consent or approval of the Notes, each Holder of the Notes will have a Voting Interest in the Notes equal to such Holder's Percentage Interest in the Notes.

         Section 1.02.  Interest Calculations.

         All calculations of interest at the Mortgage Interest Rate that are made in respect of the Principal Balance of a Home Loan, shall be made on a monthly basis using a 360-day year of twelve 30 day months.

         Section 1.03.  Determination of Material Adverse Effect.

         Whenever a determination is to be made under this agreement as to whether a given action, course of conduct, event or set of facts or circumstances could or would have a material adverse effect on the Trust Estate, the Note Insurer or any Noteholder (or any similar or analogous determination), such determination shall be made without giving effect to the insurance provided by the Note Insurance Policy.

                                   ARTICLE II
                   ADMINISTRATION AND SERVICING OF HOME LOANS

         Section 2.01.  Servicing Generally.

         (a) General Duties; Licensing. Acting directly or through one or more Sub-Servicers as provided in Section 2.14, the Servicer, as servicer, shall administer the Home Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable home loans that it services for itself or others and in conformance with standard industry practice for servicing of home loans similar to the Home Loans. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer, to the extent not in conflict with the provisions of this Agreement. Notwithstanding the appointment of any Sub-Servicer, the Servicer shall remain liable for the performance of all of the servicing obligations and responsibilities under this Agreement. The Servicer shall maintain all licenses and qualifications necessary under the laws of any jurisdiction where Mortgaged Properties are located for it to perform the servicing obligations hereunder legally. The Servicer shall cause any Sub-Servicer to maintain for it all licenses and qualifications necessary to perform its servicing obligations in the states where the Mortgaged Properties to which the applicable Sub-Servicing Agreement relates are located. The Servicer shall cooperate with the Issuer, the Indenture Trustee, and the Note Administrator and furnish to the Issuer, the Indenture Trustee, and the Note Administrator such information in its possession as may be necessary or otherwise reasonably requested to enable the Issuer, the Indenture Trustee, and the Note Administrator, to perform their respective tax reporting duties under the Indenture. The Issuer and the Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents requested by the Servicer and the Master Servicer necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, within 5 days of receipt of such request. The forms of such documents shall be appended to such requests.

         (b) Interest Rate and Monthly Payments. The Servicer shall enforce each Home Loan. The Servicer's records shall, at all times, reflect the Mortgage Interest Rate and Monthly Payment.

         (c) Servicer Authority. Without limiting the generality of the foregoing, the Servicer (1) shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, to execute and deliver, on behalf of itself, the Issuer, the Noteholders, the Note Insurer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties and (2) subject to Section 2.05, to institute foreclosure proceedings or obtain deeds in lieu of foreclosure so as to convert ownership of Mortgaged Properties into the name of the Indenture Trustee pursuant to Section 2.05 of this Agreement. The Servicer may sue to enforce or collect on any of the Home Loans or any insurance policy covering a Home Loan, in its own name if possible, or on behalf of the Issuer or the Indenture Trustee. If the Servicer commences a legal proceeding to enforce a Home Loan or any such insurance policy, the Issuer and the Indenture Trustee shall thereupon be deemed to have automatically assigned the Home Loan or the rights under such insurance policy to the Servicer for purposes of collection only. If, however, in any suit or legal proceeding for enforcement, it is held that the Servicer may not enforce or collect on a Home Loan or any insurance policy covering a Home Loan on the ground that it is not a real party in interest or a holder entitled to enforce such Home Loan or such insurance policy, as the case may be, then the Issuer and the Indenture Trustee shall, upon the written request of a Servicing Officer, execute and return to the Servicer such powers of attorney and other documents as are necessary or appropriate to enable the Servicer to enforce such Home Loan or insurance policy, as the case may be, and which are prepared by the Servicer and submitted to the Issuer or the Indenture Trustee for execution.

         The Servicer, on behalf of the Issuer, the Noteholders and the Note Insurer, shall prepare, execute, deliver and take all actions reasonably necessary to protect the Trust Estate pursuant to Section 3.05 of the Indenture and shall, on behalf of the Issuer, execute and deliver and take any additional actions as shall be deemed necessary to effect the administrative obligations of the Issuer under the Indenture.

         (d) Independent Contractor Relationship. The relationship of the Servicer to the Issuer and the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         Section 2.02. Collection of Certain Home Loan Payments; Collection Account.

         (a) Collection Procedures. The Servicer shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows from time to time with respect to Home Loans in its servicing portfolio that are comparable to the Home Loans. The Servicer shall not amend or modify these procedures, policies and practices with respect to the Home Loans (other than as required by applicable laws and regulations) without the prior consent of the Note Insurer and the Master Servicer, and a copy of any such amendment or modification shall be furnished to the Indenture Trustee. Consistent with the foregoing, the Servicer may in its discretion (1) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees that may be collected in the ordinary course of servicing the Home Loans, (2) if an Obligor is in default or appears about to be in default because of an Obligor's financial condition, arrange with the Obligor a schedule for the payment of delinquent payments due on the related Home Loan or (3) modify payments of monthly principal and interest on any Home Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), in accordance with the Servicer's general policies for comparable Home Loans subject to the Relief Act; PROVIDED, HOWEVER, that the Servicer shall not, without the prior written consent of the Note Insurer, permit any waiver, modification or variance of a Home Loan unless permitted under Section 2.04. The Servicer will not consent to the placement of a deed of trust or mortgage, as applicable, on any Mortgaged Property that has a priority equal to or higher than the lien securing the related Home Loan unless such Home Loan is prepaid in full. No partial release of a Home Loan shall be made if it would cause the current Combined Loan-to-Value Ratio of the Home Loan (taking into account the partial release) to be higher than the original Combined Loan-to-Value Ratio of the Home Loan.

         (b) Collection Account. The Servicer shall establish and maintain, or cause to be established and maintained, one or more Eligible Accounts that in the aggregate are the Collection Account. At the Servicer's option, amounts held in the Collection Account shall be invested by the depository institution or trust company then maintaining the account at the written direction of the Servicer in Permitted Investments that mature not later than the Deposit Date next succeeding the date of investment. The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred on a first-in, first-out basis to the Indenture Trustee for inclusion in the Note Account, as described in
Section 2.02(d). All net income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. Any losses realized in connection with any such investment shall be for the account of the Servicer and the Servicer shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments) in the Collection Account immediately upon the realization of such loss and shall have no right to reimbursement therefor. Any benefit resulting from deposits, maintenance or investment of funds in the Collection Account shall be for the Servicer's benefit.

         (c) Deposits to Collection Account. Subject to the last paragraph of this Section 2.02(c), the Servicer shall deposit in the Collection Account each of the following payments on and collections in respect of the Home Loans as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof:

              (i) all payments in respect of or allocable to interest on the Home Loans (including any net income from REO Properties), net of the Servicing Fees attributable to such payments;

              (ii) all collections of principal on or with respect to the Home Loans;

              (iii) all Payments Ahead;

              (iv) all Net Liquidation Proceeds;

              (v) all Trust Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Servicer pursuant to the last sentence of Section 2.03); and

              (vi) any subsequent collections on any Liquidated Home Loan to the extent of any Realized Loss incurred with respect to such Home Loan, after payment to the Servicer of any additional compensation permitted in respect of such Home Loan under Section 2.07;

in any case net of its Servicing Fees, Ancillary Servicing Compensation, reimbursable outstanding Servicing Advances, and fees payable to the Servicer in respect of any subsequent collections on Liquidated Home Loans to the extent the Servicer's automated system deducts such amounts from collected funds prior to deposit of such collected funds into the Collection Account.

         The Servicer shall replace all amounts previously withdrawn from the Collection Account and applied by the Servicer towards the payment of a Servicing Advance pursuant to Section 4.01 by depositing into the Collection Account on or prior to the Deposit Date immediately following such withdrawal an amount equal to the total of all such amounts so applied since the immediately preceding Deposit Date.

         The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or extension or other administrative charges paid by Obligors or amounts received by the Servicer for the account of Obligors for application towards the payment of taxes, insurance premiums, assessments and similar items. The amounts deposited in the Collection Account are subject to withdrawal by the Servicer, from time to time, (1) to make transfers to the Indenture Trustee for deposit into the Note Account pursuant to Section 2.02(d), (2) to pay itself the Servicing Fee, to the extent not already paid to or retained by the Servicer, pursuant to Section 2.07, Ancillary Servicing Compensation, and investment income on Permitted Investments, (3) to make Servicing Advances or to reimburse itself for Servicing Advances, as applicable, in either case in accordance with Section 4.01, (4) to withdraw amounts that have been deposited into the Collection Account in error or (5) to clear and terminate the Collection Account in accordance with the Indenture. In addition, if the Servicer deposits in the Collection Account any amount not required to be so deposited or any amount in respect of payments by Obligors made by checks subsequently returned for insufficient funds or other reason for non-payment, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

         Upon such terms as the Note Insurer, Standard & Poor's and Moody's may approve, the Servicer may make the deposits to the Collection Account referred to in Section 2.02(c) on a later day than the second Business Day after receipt of the amounts required to be so deposited, which terms and later day shall be specified by the Note Insurer, Standard & Poor's and Moody's and confirmed to the Indenture Trustee and the Servicer in writing; PROVIDED, HOWEVER, that in any event such amounts shall be deposited into the Collection Account no later than the next succeeding Deposit Date.

         (d) Remittances to Indenture Trustee. At or before 12:00 noon Charleston, West Virginia time on each Deposit Date, the Servicer shall withdraw from the Collection Account all amounts on deposit therein that constitute any portion of Remittable Funds for the related Deposit Date and remit such amounts to the Indenture Trustee for deposit into the Note Account. In addition, any amounts required pursuant to the Indenture to be deposited into the Note Account in connection with a purchase of any Home Loans by the Servicer pursuant to the Indenture and any other amounts required by this Agreement to be deposited by the Servicer with the Indenture Trustee shall be remitted to the Indenture Trustee for deposit into the Note Account on the applicable Deposit Date. On each Deposit Date after the Indenture has been satisfied and released for so long as the Deposit Trust Agreement remains in effect, the Servicer shall remit all Remittable Funds to the Trust Paying Agent, for deposit into the Certificate Distribution Account in accordance with the Deposit Trust Agreement.

         Section 2.03.  Hazard Insurance Policies.

         The Servicer shall cause to be maintained for each Home Loan as to which the related Mortgaged Property has been acquired on behalf of the Indenture Trustee upon foreclosure, by deed in lieu of foreclosure or comparable conversion, hazard insurance (including flood insurance coverage, if obtainable, to the extent such property is located in a federally designated flood area in such amount as is required under applicable FEMA guidelines) with extended coverage in an amount that is not less than the lesser of (1) the maximum insurable value from time to time of the improvements securing such Home Loan from time to time, (2) the combined principal balance owing on such Home Loan and any loan senior to such Home Loan and (3) the minimum amount required to compensate for damage or loss on a replacement cost basis; PROVIDED, FURTHER, that such hazard insurance shall be in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. Each such hazard insurance policy shall contain a standard mortgagee loss payable clause naming the originator, its successors and assigns, as mortgagee. The Servicer shall be under no obligation to require that any Obligor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Amounts collected by the Servicer under any such policies shall be deposited into the Collection Account in accordance with Section 2.02 to the extent that they constitute Net Liquidation Proceeds or Trust Insurance Proceeds. If the Servicer shall obtain and maintain a blanket policy, issued by an insurer acceptable to each Rating Agency and the Note Insurer, insuring against such hazard losses, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 2.03, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account in accordance with Section 2.02 the amount not otherwise payable under the blanket policy because of such deductible clause from its own funds, and such amount shall not be reimbursable to the Servicer.

         Section 2.04.  Assumption and Modification Agreements.

         In any case in which property subject to a Mortgage is voluntarily conveyed by the Obligor, the Servicer may enter into an assumption agreement with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and, to the extent permitted by applicable law or the related mortgage documents, the Obligor remains liable thereon. The Servicer shall not enter into any assumption agreement which modifies the Mortgage Interest Rate or payment terms of the Mortgage Note without the consent of the Note Insurer. If the Person to whom such Mortgaged Property has been or is about to be conveyed satisfies the Servicer's then-current underwriting standards as to borrower creditworthiness for home loans similar to the Home Loans and is in the same Seller credit rating category as that which was assigned to the borrower under the Home Loan being replaced, the Servicer may enter into a substitution of liability agreement with such person, under which the previous Obligor is released from liability thereon and the transferee is substituted as an Obligor and becomes liable under the Mortgage Note. The Servicer shall not permit an assumption agreement or a substitution of liability agreement with respect to a Home Loan unless permitted by applicable law and unless the Servicer determines that such action would not materially increase the risk of default or delinquency on such Home Loan or materially impair the security for such Home Loan. The Servicer will not enter into any assumption agreement or substitution of liability agreement unless such agreement complies with the Servicer's standard servicing procedures and the Servicer would enter into such agreement with respect to a home loan in its own portfolio. The Servicer shall notify the Indenture Trustee and the Master Servicer that any assumption agreement or substitution of liability agreement has been completed and the Servicer shall forward to the Custodian the original of such assumption agreement or substitution of liability agreement. Such assumption agreement or substitution of liability agreement shall, for all purposes, be considered a part of the related Home Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Interest Rate shall not be reduced (but may be increased), the Principal Balance of such Home Loan shall not be changed and the term of such Home Loan will not be extended beyond the existing term of such Home Loan. Any fee collected by the Servicer for entering into any such agreement shall be retained by the Servicer as Ancillary Servicing Compensation.

         Notwithstanding any other provision hereof or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reasons of any assumption of a Home Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer that the Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

         Subject to the limitations in the following paragraph, the Servicer shall not agree to any modification, waiver, or amendment of any provision of any Home Loan unless, in the Servicer's good faith judgment, (i) such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Loan, and (ii) such Home Loan has experienced a payment default or a payment default is reasonably foreseeable by the Servicer. Notwithstanding the foregoing, no modification, waiver, or amendment of a Home Loan shall be permitted which, without the prior written consent of the Note Insurer, would (1) change the Mortgage Interest Rate, (2) forgive the payment of any principal or interest, (3) impair the priority of the lien represented by the related Mortgage, (4) extend the final maturity date of the Home Loan beyond March 25, 2030 in any case except to the extent required under the Relief Act, or (5) provide for any modified Monthly Payment in an amount less than the current accrued interest on the Principal Balance of such Home Loan.

         Pursuant to the restrictions set forth in the preceding paragraph, the Servicer shall have the right to modify, waive or amend any provisions of the Home Loans, in an aggregate amount (as measured by the Principal Balances of such Home Loans) not to exceed 3.0% of the Initial Pool Principal Balance of the Home Loans without the consent of the Note Insurer. Any modification, waiver or amendment of Home Loans in excess of the foregoing 3.0% limitation shall be subject to prior written consent of the Note Insurer and the Principal Balance of any Home Loan so modified, waived or amended shall be included in the calculation of the Delinquency Percentage and the Delinquency Loss Factor.

         In addition, the Servicer may agree to the subordination of a Home Loan (and request that the Indenture Trustee enter into a subordination agreement with respect thereto) in connection with the refinancing of the existing senior lien on the related Mortgaged Property or the substitution of a new Mortgaged Property for the original Mortgaged Property, provided that (a) in connection with a refinancing, such subordination would permit the related Obligor to refinance the related senior lien to take advantage of a lower interest rate or would permit the Obligor to extend the term of the related senior lien and (b) with respect to any substitution of Mortgaged Property, the resulting security for the Home Loan, in the good faith business judgment of the Servicer, would not be impaired.

         In conjunction with the foregoing, the Servicer shall notify the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan or the subordination of a Home Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Home Loan File, an original counterpart of the agreement relating to such modification, waiver, amendment or subordination agreement, promptly following the execution thereof. Such notice shall state that the conditions contained in this Section 2.04 have been satisfied.

         Section 2.05. Servicer's Protection of Trust Estate; Realization upon Defaulted Home Loans

         (a) SERVICER'S PROTECTION OF TRUST ESTATE. Subject to the servicing standard and the terms of this Agreement and of the respective Home Loans, the Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable (including exercising any remedy under any Home Loan, retaining counsel in connection with the performance of any of its obligations hereunder, and instigating litigation to enforce any obligation of any Obligor, without the consent or approval of the Indenture Trustee, unless any such consent or approval is expressly required hereunder or under applicable law), subject only to the specific requirements and prohibitions of applicable law, this Agreement (particularly Section 2.04 hereof), and the respective Home Loans and, with respect to any delinquent or defaulted Home Loan, subject to the Servicer's good faith determination that such action is necessary or desirable to realize maximum value for such Home Loan. In performing its obligations hereunder the Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with all requirements of law applicable to the Home Loans. In connection with the servicing of the Home Loans, the Servicer shall prepare and execute any and all documents or instruments necessary to maintain the lien created by any Home Loan on the related Mortgaged Property. The Servicer may agree to modifications, waivers, amendments, subordinations, consents to or with respect to any documents related to the Home Loan only as permitted by Section 2.04. The Servicer shall notify the Indenture Trustee, the Master Servicer and the
Note Insurer of any such action and the date thereof, and shall promptly provide the Indenture Trustee, the Master Servicer, and the Note Insurer a status report with respect to such actions. The Servicer shall deliver to the Custodian for deposit in the related Home Loan File an original counterpart of the agreement relating to such action and a copy of such agreement for the Custodian's records promptly following the execution thereof. The Indenture Trustee shall execute, at the direction of the Servicer, any powers of attorney in the form of Exhibit B and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder or necessary to maintain the lien created by any Mortgage on the related Mortgaged Property or any portion thereof.

         (b) REALIZATION UPON DEFAULT. The Servicer, on behalf of and as the agent of the Indenture Trustee, shall foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Home Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 2.02(a) into the name of the Indenture Trustee; PROVIDED, HOWEVER, that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances, then the Servicer will cause to be undertaken an environmental inspection of the Mortgaged Property that complies with Fannie Mae's selling and servicing guide applicable to single family homes and its servicing procedures. If the environmental inspection reveals any potentially hazardous substances, the Servicer will notify the Indenture Trustee and the Note Insurer, and the Servicer will not foreclose or accept a deed in lieu of foreclosure on the Mortgaged Property without the consent of the Note Insurer. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general loan servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or restoration of any Mortgaged Property unless, in the reasonable judgment of the Servicer, such foreclosure, correction or restoration will increase Net Liquidation Proceeds (taking into account the reimbursement of such expenses to the Servicer and any unreimbursed Servicing Advances made or expected to be made with respect to such Home Loan).

         To the extent the Net Liquidation Proceeds derived from any such foreclosure or conversion exceed the Principal Balance of the related Home Loan and accrued interest thereon at the applicable Mortgage Interest Rate through the Determination Date during the Collection Period in which such foreclosure or conversion occurs, such excess shall be paid directly to the Servicer as additional Servicing Compensation and shall be free from the lien of the Indenture.

         In the event that title to any Mortgaged Property is acquired as REO Property by the Indenture Trustee in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders and the Note Insurer, and the Servicer shall manage, conserve, protect and operate each such REO Property for the Noteholders solely for the purpose of its prompt disposition and sale. The Servicer shall use its best efforts to dispose of each such REO Property as expeditiously as possible consistent with the goal of maximizing Net Liquidation Proceeds (taking into account any unreimbursed Servicing Advances made or expected to be made with respect to such REO Property). None of the Issuer, the Indenture Trustee or the Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of any such REO Property.

         The Servicer must determine, as to each defaulted Home Loan, when such Home Loan has become a Liquidated Home Loan.

         Section 2.06. Custodian and Indenture Trustee to Cooperate; Release of Home Loan Files.

         (a) Upon the payment in full of the principal balance of any Home Loan, the Servicer shall notify the Custodian and Indenture Trustee by delivering two copies (one of which will be returned to the Master Servicer with the Home Loan File) of a certification signed by a Servicing Officer in the form of Exhibit C, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (a "Request for Release") (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited to the Collection Account pursuant to Section 2.02 have been so deposited) of a Servicing Officer. Such notification shall be made from time to time as necessary and consistent with the servicing standards, but not later than the time that the Servicer delivers its Servicer Remittance Report to the Issuer, the Master Servicer, the Note Insurer, and the Indenture Trustee pursuant to Section 3.01. The Custodian shall, within five Business Days after its receipt of such Request for Release, release the related Home Loan File or the specified documents to the Servicer. Upon any such payment in full, the Servicer is authorized to procure a deed of full reconveyance covering the related Mortgaged Property encumbered by such Mortgage, which deed, except as otherwise provided in applicable law, shall be recorded in the office of the County Recorder in which the Mortgage is recorded, or, as the case may be, to procure an instrument of satisfaction or, if the related Obligor so requests, an assignment without recourse, in each case prepared by the Servicer at its expense and executed by the Indenture Trustee, which deed of reconveyance, instrument of satisfaction or assignment shall be delivered by the Servicer to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such deed of reconveyance, assignment or instrument of satisfaction shall be reimbursed from amounts at the time on deposit in the Collection Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Home Loan or to effect a partial release of any Mortgaged Property from the lien of the related Mortgage, the Servicer shall deliver to the Custodian, as agent for the Indenture Trustee two copies (one of which will be returned to the Servicer with the Home Loan File) of a Request for Release signed by a Servicing Officer on behalf of the related Master Servicer in substantially the form attached as Exhibit C hereto, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer. The Custodian shall, within five Business Days after its receipt of such Request for Release, release the related Home Loan File to the Servicer. Any such Request for Release shall obligate the Servicer to return each and every document previously requested from the Home Loan File to the Custodian by the twenty-first day following the release thereof, unless (1) the Home Loan has been liquidated and the Net Liquidation Proceeds relating to the Home Loan have been deposited in the Collection Account or the Note Account or (2) the Home Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for the purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of the Servicer certifying as to the name and address of the Person to which such Home Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an officer's certificate of the Servicer stating that such Home Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or the Note Account have been so deposited, or that such Home Loan has become an REO Property (each, a "Servicing Officer's Certificate"), the Request for Release shall be released by the Custodian to the Servicer.

         (c) Upon receipt of a Servicing Officer's Certificate, the Indenture Trustee shall execute any documents prepared by the Servicer and delivered to it as necessary or appropriate to enable the Servicer to perform its obligations hereunder, including, without limitation, documents to enable the Servicer to convey title to a Mortgaged Property to the Obligor or its designee upon payment of the Home Loan in full or to convey title to an REO Property to the purchaser thereof, or to convey title to a Mortgaged Property into the name of the Indenture Trustee pursuant to Section 2.05.

         Section 2.07. Servicing Compensation; Payment of Certain Expenses by the Servicer.

         On each Deposit Date, the Servicer shall be entitled to receive, by withdrawal by the Servicer from the Collection Account, out of collections of interest on the Home Loans for the related Collection Period, as servicing compensation for such Collection Period, the Servicing Fee, to the extent not retained by the Servicer from amounts remitted to the Collection Account pursuant to Section 2.02(c)(i). The Servicer shall also be entitled to retain any Ancillary Servicing Compensation when received. In addition, if (a) the Servicer obtains any collections on a Liquidated Home Loan subsequent to the date on which it became a Liquidated Home Loan and to the extent of any Realized Loss on such Home Loan, (b) the Required Overcollateralization Amount at such date is calculated in accordance with clause (d) of the definition of "Required Overcollateralization Amount" and (c) the Note Insurer consents to such additional compensation, then the Servicer shall be entitled to receive, as additional servicing compensation, 20% of such recovery amount in the priority specified in the Indenture.

         The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of the fees and expenses relating to the Annual Independent Public Accountant's Servicing Report described in Section 2.09, and all other fees and expenses not otherwise expressly stated hereunder for the account of the Noteholders) and shall be entitled to reimbursement therefor only as provided in Section 8.02(c) of the Indenture.

         Section 2.08. Annual Statement as to Compliance and Annual Call
Report.

         The Servicer will deliver to the Issuer, the Indenture Trustee, the
Note Insurer, the Master Servicer and each Rating Agency, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate of the Servicer substantially in the form set forth in Exhibit A hereto stating that
(1) a review of the activities of the Servicer during the preceding calendar year (or since the Closing Date in the case of the first such statement) and of its performance under this Agreement has been made under such officer's supervision and (2) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year (or since the Closing Date in the case of the first such statement), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         The Servicer will furnish (or cause to be furnished) to the Master Servicer, on or before March 31 of each year, beginning with March 31, 2000, a copy of the Consolidated Report of Condition and Income for the preceding December 31 as filed with the Office of the Comptroller of the Currency.

         The Servicer shall deliver to the Issuer, the Master Servicer, and the Indenture Trustee, with a copy to the Note Insurer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than ten Business Days thereafter, written notice by means of an Officer's Certificate of any event that with the giving of notice or the lapse of time, or both, would become a Servicer Termination Event. Without duplication of the foregoing, the Servicer will deliver to the Master Servicer and the Indenture Trustee a copy of any information it provides to the Note Insurer under Section 2.02(f) of the Insurance Agreement.

         Section 2.09. Annual Independent Public Accountants' Servicing Report.

         On or before March 31 of each year, beginning with March 31, 2000, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Note Insurer, the Master Servicer and each Rating Agency, to the effect that such firm has examined certain documents and records relating to the servicing activities of the Servicer for the period covered by such report, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in this Agreement), has disclosed no exceptions or errors in records relating to the servicing activities of the Servicer that, in the opinion of such firm, are material, except for such exceptions as shall be set forth in such report.

         Section 2.10. Access to Certain Documentation and Information Regarding the Home Loans.

         (a) The Servicer shall provide to supervisory agencies or entities for regulated Noteholders and to Noteholders that are federally insured savings associations and the FDIC and its supervisory agents and examiners access to the documentation regarding the Home Loans required by applicable regulations of the Office of Thrift Supervision, and to the Issuer, the Master Servicer, the Indenture Trustee and the Note Insurer (provided, however, that if a Note Insurer Default has occurred and is continuing, then each Noteholder shall have such right of access) and their respective agents all documentation relating to the Home Loans that is in the possession of the Servicer, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 2.10(a) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         (b) The Servicer shall supply information to the Indenture Trustee or the Note Administrator, as the case may be, upon reasonable advance notice, in such form as the Indenture Trustee or the Note Administrator shall reasonably request, as is required in the Indenture Trustee's or the Note Administrator's reasonable judgment to enable the Indenture Trustee or the Note Administrator, as the case may be, to make required payments and to furnish the certificates, statements, and reports to Noteholders and the Note Insurer as required of the Indenture Trustee or the Note Administrator pursuant to the Indenture, it being understood that the Servicer is responsible for supplying information concerning the Home Loans and not for any other information, including, without limitation, calculation of payments due on the Notes. The Servicer shall also supply information upon reasonable advance notice, in such form as the Note Insurer or the Master Servicer shall reasonably request, as is reasonably requested by the Note Insurer to enable the Note Insurer to monitor the performance of the Home Loans or the Master Servicer to monitor the Servicer's performance of its obligations hereunder.

         Section 2.11. Maintenance of Fidelity Bond and Errors and Omissions Policy.

         The Servicer shall during the term of its service as Servicer maintain in force a (1) policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (2) fidelity bond in respect of its officers, employees and agents, in each case in such form and amount as is customary for entities acting in similar capacities and in an amount that conforms to Fannie Mae levels.

         Section 2.12. Notices to the Issuer, the Rating Agencies, the Master Servicer, the Indenture Trustee and the Note Insurer.

         In addition to the other notices required to be given to the Issuer, the Rating Agencies, the Master Servicer, the Indenture Trustee, and the Note Insurer by the provisions of this Agreement, the Servicer shall give prompt notice to the Issuer, each Rating Agency, the Master Servicer, the Indenture Trustee, and the Note Insurer of (1) any amendment to this Agreement and (2) the occurrence of a Servicer Termination Event. Furthermore, the Home Loan Schedule and any amendment thereto shall be delivered to the Indenture Trustee in both physical and computer-readable form.

         Section 2.13. Reports of Foreclosures and Abandonment of Mortgaged Properties.

         On or before February 28 of each year beginning in 2000, the Servicer shall file the reports of foreclosures and abandonments of any Mortgaged Property required by Code Section 6050J with the Internal Revenue Service. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

         Section 2.14.  Sub-Servicers and Sub-Servicing Agreements.

         (a) The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Home Loans with any institution that is acceptable to the Note Insurer, the Master Servicer, and the Indenture Trustee and that is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement. The Servicer shall give notice to the Master Servicer, the Indenture Trustee, and the Note Insurer of the appointment of any Sub-Servicer. The Servicer shall not enter into any Sub-Servicing Agreement that does not provide for the servicing of the Home Loans specified therein on a basis consistent with the terms of this Agreement or that otherwise violates the provisions of this Agreement. The Servicer may enter into, and make amendments to, any Sub-Servicing Agreement or enter into different forms of Sub-Servicing Agreements; PROVIDED, HOWEVER, that any such amendments or forms shall be consistent with and not violate the provisions of this Agreement.

         (b) For purposes of this Agreement the Servicer shall be deemed to have received payments on Home Loans when any Sub-Servicer has received such payments. With respect to the Servicer's obligations under Section 2.01 to make deposits into the Collection Account, the Servicer shall be deemed to have made such deposits when any Sub-Servicer has made such deposits into a Sub-Servicing Account if permitted by the related Sub-Servicing Agreement.

         (c) Any Sub-Servicing Agreement and any other transactions or services relating to the Home Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Note Insurer, the Master Servicer, and the Indenture Trustee shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer, except that the Indenture Trustee shall have such claims or rights that arise as a result of any funds held by a Sub-Servicer in trust for or on behalf of the Trust Estate, the Noteholders and the Note Insurer. Notwithstanding the execution of any Sub-Servicing Agreement, the Servicer shall not be relieved of any liability hereunder and shall remain obligated and liable for the servicing and administration of the Home Loans.

         Section 2.15.  Servicing for Benefit of the Note Insurer.

         Provided there does not exist a Note Insurer Default, the Servicer hereby acknowledges and agrees that it shall service and administer the Home Loans and any REO Properties, and shall maintain the Collection Account for the benefit of the Noteholders and for the benefit of the Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Noteholders shall be deemed to include the Note Insurer.

         All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

         Section 2.16.  RESERVED.

         Section 2.17. Filing of Financing Statements and Continuation
Statements.

         Promptly following the Closing Date and on or before the fifth anniversary of the filing of any financing statements by the Seller, the Transferor, the Issuer or the Depositor, respectively, with respect to the assets conveyed to the Trust Estate, the Servicer shall cause to be prepared and have executed by the necessary parties and file in the proper jurisdictions all financing and continuation statements necessary to maintain the liens, security interests, and priorities of such liens and security interests. The Servicer agrees to file all such financing statements, and the Indenture Trustee agrees to cooperate with the Servicer in preparing, executing and filing such statements.

                                  ARTICLE III
                  SERVICER REMITTANCE REPORT; MASTER SERVICER

         Section 3.01.  Servicer Remittance Report.

         Not later than the sixth Business Day of each month, the Servicer shall deliver to the Issuer, the Indenture Trustee, the Note Insurer, the Master Servicer and the Note Administrator a computer-readable magnetic tape (the "Tape" for such month) and a series of hard copy reports generally including the same information included on the Tape (the "Report," and, together with the Tape, the "Servicer Remittance Report" for such month) detailing the payments and collections received in respect of the Home Loans during the immediately preceding Collection Period. The Servicer Remittance Report shall contain the data fields described in Exhibit E hereto, including loan-by-loan information that specifies account number, borrower name, outstanding principal balance and activity for the preceding Collection Period, and any other information sufficient to enable the Note Administrator to report the items specified in clause (i) of clause (a) and clauses (f) through (p) of the definition of "Payment Date Statement" in the Indenture, as well as (a) the information set forth on Exhibit D hereto as to Home Loans that became Liquidated Home Loans during the related Collection Period, and may be delivered in a separate report in the form of Exhibit D hereto or as part of the Servicer Remittance Report and (b) any other information regarding the Home Loans as may be required to enable the Master Servicer to perform its obligations under this Article III or as may from time to time be agreed to by the Servicer, the Indenture Trustee, the Master Servicer, the Note Administrator and the Note Insurer. The Servicer shall only be required to report information concerning the Home Loans, and shall not be required to calculate any required payments on the Notes or to the Note Insurer.

         Section 3.02.  Master Servicer Duties.

         The Master Servicer shall supervise, monitor, and oversee the obligations of the Servicer in accordance with the terms of this Agreement on behalf of the Indenture Trustee and for the benefit of the Noteholders, in accordance with this Agreement and applicable laws and regulations. The Master Servicer shall (i) oversee and consult with the Servicer as appropriate from time to time to fulfill the Master Servicer's obligations hereunder, (ii) receive, review and evaluate all reports, information and other data and documents provided to the Master Servicer by the Servicer and (iii) otherwise exercise its best efforts to cause the Servicer to perform and observe the covenants, obligations and conditions required to be performed under this Agreement.

         Section 3.03.  RESERVED.

         Section 3.04.  Master Servicer Compensation.

         As compensation for the performance of its obligations as Master Servicer under this Agreement, the Master Servicer shall be entitled to receive on each Payment Date the Master Servicing Fee for such Payment Date, payable as provided in Section 8.02(c) of the Indenture; PROVIDED, HOWEVER, that, upon the discharge and release of the Indenture and until termination of this Agreement as provided herein, the Servicer shall remit the Master Servicing Fee directly to the Master Servicer on the 25th day of each month (or, if such date is not a Business Day, the immediately following Business Day). As compensation for the Note Administrator's services under the Indenture, the Master Servicer shall pay the reasonable fees of the Note Administrator, as agreed to between the Master Servicer and the Note Administrator.

         Section 3.05.  Master Servicer Default.

         In the event that the Master Servicer fails to observe or perform in any material respect any of its obligations under this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Master Servicer (each, a "Master Servicer Default") by (i) the Indenture Trustee, at the direction of the Note Insurer (unless the Indenture Trustee and the Master Servicer are at that time one and the same Person), (ii) by the Note Insurer, or (iii) by the Indenture Trustee in the event a Note Insurer Default has occurred and is continuing, unless the Indenture Trustee and the Master Servicer are one and the same Person, in which case the notice may be given by the percentage of Noteholders entitled to act in the case of an Event of Default under the Indenture. If such Master Servicer Default shall not have been remedied by the Master Servicer, either the Note Insurer or the Indenture Trustee (unless the Indenture Trustee and the Master Servicer are at that time one and the same Person), at the direction of the Note Insurer, or the Indenture Trustee in the event a Note Insurer Default exists and is continuing (or, if at such time the Indenture Trustee and the Master Servicer are one and the same Person, by the percentage of Noteholders entitled to act in the case of an Event of Default under the Indenture), by notice given in writing to the Master Servicer with a copy to the Note Insurer or the Indenture Trustee, as applicable, may terminate all of the rights, responsibilities and obligations of the Master Servicer under this Agreement (except its rights to indemnification by the Servicer under this Agreement and any other rights accruing to the Master Servicer prior to the date of termination). On or after the receipt by the Master Servicer of such written notice, unless a successor Master Servicer acceptable to the Note Insurer (so long as no Note Insurer Default then exists) shall have been appointed, the Indenture Trustee (unless it and the Master Servicer are one and the same Person) shall assume the rights and obligations of the Master Servicer hereunder.

         Upon the occurrence of a Master Servicer Default, a successor Master Servicer acceptable to the Note Insurer (unless a Note Insurer Default then exists) shall be appointed (i) by the Indenture Trustee (so long as it is not also the Master Servicer), (ii) if the Indenture Trustee and the Master Servicer are one and the same Person, by the Note Insurer (so long as no Note Insurer Default then exists), or (iii) if the Indenture Trustee and the Master Servicer are one and the same Person and a Note Insurer Default then exists, by the percentage of Noteholders entitled to act under the Indenture upon the occurrence of an Event of Default thereunder.

         Section 3.06.  Merger or Consolidation of Master Servicer.

         Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall have a net worth of not less than $15,000,000 and is acceptable to the Note Insurer (so long as no Note Insurer Default exists) and the Indenture Trustee.

         Section 3.07.  Resignation of Master Servicer.

         Except as otherwise provided in Sections 3.05 and 3.08 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured, or it obtains the prior written consent of the Note Insurer (so long as no Note Insurer Default exists) and the Indenture Trustee. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Indenture Trustee and the Note Insurer. No such resignation shall become effective until the Indenture Trustee (unless it and the Master Servicer are one and the same Person) shall have assumed, or a successor Master Servicer acceptable to the
Note Insurer shall have been appointed by the Indenture Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Indenture Trustee, Servicer and Note Insurer.

         Section 3.08. Assignment or Delegation of Duties by the Master
Servicer.

         Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Indenture Trustee, the Note Insurer (so long as no Note Insurer Default exists) or the Servicer to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Indenture Trustee, Servicer and Note Insurer. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor Master Servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto or under the Indenture, shall thereafter be payable to such successor master servicer.

         Section 3.09. Limitation on Liability of the Master Servicer and
Others.

         Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indenture Trustee, the Note Insurer, the Noteholders or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Home Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability.

         Neither the Master Servicer nor the Indenture Trustee shall be liable for any acts or omissions of the Servicer. In particular, neither the Master Servicer nor the Indenture Trustee shall be liable for any servicing errors or interruption in servicing resulting from any failure of the Servicer to maintain computer and other information systems that are year-2000 compliant.

                                   ARTICLE IV
                               SERVICING ADVANCES

         Section 4.01.  Servicing Advances.

         (a) Servicing Advances. The Servicer may from time to time during the term of this Agreement make such Servicing Advances as the Servicer shall deem appropriate or advisable under the circumstances and are required pursuant to the terms of this Agreement; provided, however, that the Servicer will not be obligated to make any Servicing Advance that it determines would not be recoverable from subsequent collections or recoveries, including Liquidation Proceeds and Insurance Proceeds, on the rleated Home Loan or otherwise. Servicing Advances may be paid by the Servicer out of amounts on deposit in the Collection Account from time to time; PROVIDED, HOWEVER, that the Servicer shall be required to replace any such amounts by deposit into the Collection Account on or before the first Deposit Date occurring after the payment of a Servicing Advance with such amounts, and the amount of such deposit shall thereafter be considered a Servicing Advance for purposes of reimbursement under this Agreement. Servicing Advances shall be reimbursable upon notice to the Master Servicer substantially in the form of Exhibit F hereto as follows:
(i) the first $250 of Servicing Advances made by the Servicer for each Home Loan shall be reimbursable from amounts on deposit in the Collection Account,
(ii) Servicing Advances made by the Servicer in excess of $250 per Home Loan shall be reimbursable from collections or recoveries relating to the Home Loan including Liquidation Proceeds and Insurance Proceeds, and such other amounts as may be collected by the Servicer from the Obligor, and (iii) any Servicing Advance made by the Servicer and not recovered pursuant to clauses (i) or (ii) shall be reimbursable from the Note Account in accordance with the terms of the Indenture.

         (b) The Master Servicer may promptly pay any Servicing Advance if and to the extent that the Servicer fails to do so, PROVIDED, HOWEVER, in no event shall the Master Servicer be required to make any Servicing Advance, and PROVIDED, FURTHER, that the aggregate amount of Servicing Advances made by the Master Servicer in respect of any Payment Date shall not exceed the Master Servicer's compensation for such Payment Date.

                                   ARTICLE V
                                  THE SERVICER

         Section 5.01.  Representations and Warranties of the Servicer.

         (a) The Servicer hereby represents and warrants to the Issuer, the Indenture Trustee, the Master Servicer, the Note Insurer and the Noteholders that, as of the Closing Date:

              (i) The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America. The Servicer is in compliance with the laws of each state in which it is acting as Servicer with respect to a Home Loan to the extent necessary to perform all servicing obligations with respect to the related Mortgaged Property hereunder. The Servicer has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith. The execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action. This Agreement evidences the valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, the application of equitable principles in any proceeding, whether at law or in equity, or any notice, order or directive or similar action by a federal banking agency which would be enforceable pursuant to Section 8 of the Federal Deposit Insurance Act to the extent that such notice, order, directive or action prohibits or enjoins performance by the Servicer. The consummation of the transactions contemplated hereby will not result in the breach of any terms or provisions of the articles of association or charter of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

              (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings (administrative, judicial or otherwise) with respect to which the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement.

              (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer that, either in any one instance or in the aggregate, should reasonably be expected to result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or that would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that should be reasonably expected to impair the ability of the Servicer to perform under the terms of this Agreement.

              (iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default should reasonably be expected to have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or to have consequences that should reasonably be expected to adversely affect its performance hereunder;

              (v) The collection practices used by the Servicer are in all material respects legal and customary in the non-conforming home loan servicing business.

         (b) Upon discovery by any party hereto of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Noteholders, the party discovering such breach shall give prompt written notice to the other parties hereto and the Note Insurer. Within 30 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects.

         Section 5.02.  Liability of the Servicer.

         The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 5.03. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.

         Any corporation or other entity (1) into which the Servicer may be merged or consolidated, (2) that may result from any merger, conversion or consolidation to which the Servicer shall be a party, or (3) that may succeed to all or substantially all of the business of the Servicer, which corporation or other entity shall be the successor to the Servicer under this Agreement without the execution or filing of any document or any further act by any of the parties to this Agreement; PROVIDED that if the Servicer is not the surviving entity, or if the assumption by the surviving entity is not effective by operation of law, then the surviving entity shall execute and deliver to the Issuer, the Master Servicer, and the Indenture Trustee an agreement of assumption to perform every obligation of the Servicer hereunder and PROVIDED further that if the surviving entity is not the Servicer, the surviving entity must (A) have a net worth of not less than $10,000,000, (B) be acceptable to the Note Insurer, the Indenture Trustee and the Master Servicer (provided however, that if the Note Insurer, the Master Servicer, and Indenture Trustee cannot reasonably agree in good faith on a successor servicer, then the Note Insurer shall have the right to approve the surviving entity), and (C) each Rating Agency must have issued written confirmation that the succession of such successor will not result in a downgrading of the implied rating then assigned by such Rating Agency to the Notes (without taking into account the Note Insurance Policy).

         Section 5.04.  Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Indenture Trustee, the Trust Estate, the Note Insurer, the Master Servicer, or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer or by reason of reckless disregard of the obligations and duties of the Servicer hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Home Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

         Section 5.05.  Servicer Not to Resign.

         Subject to the provisions of Section 5.03 regarding the merger or consolidation of the Servicer into or with another entity, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties or obligations hereunder is no longer permissible under applicable law or regulation or is in material conflict by reason of applicable law or regulation with any other activities carried on by it at the date of this Agreement. Any such determination permitting the resignation of the Servicer pursuant to this Section shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer, the Indenture Trustee, the Master Servicer, and the Note Insurer and obtained by the Servicer at its own expense. No resignation pursuant to this Section 5.05 shall become effective until the Master Servicer shall have appointed a successor servicer which shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.02 or the Master Servicer shall have assumed such duties in accordance with Section 6.02, or (b) shall relieve the Servicer of responsibility for any obligations pursuant to this Agreement that specifically survive the resignation or termination of the Servicer. Each of the Rating Agencies shall be given written notice of a resignation of the Servicer pursuant to this Section.

         Notwithstanding the foregoing, the Servicer may resign effective upon its appointment of a successor the appointment of whom has been approved by the Master Servicer, the Note Insurer and the Indenture Trustee in writing, but only if each Rating Agency shall have confirmed in writing that the appointment of such successor will not result in the downgrading of the then-current implied ratings assigned by them to the Notes (without taking into account the Note Insurance Policy).

                                   ARTICLE VI
                                    DEFAULT

         Section 6.01.  Events of Default.

         If any one of the following events (each a "Servicer Termination Event") shall occur and be continuing:

         (a) Any failure by the Servicer to deposit into the Collection Account or transfer to the Indenture Trustee for deposit in the Note Account any amount required to be deposited therein under this Agreement on the related Deposit Date;

         (b) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or so long as the Servicer and Seller under the Home Loan Sale Agreement are the same, the failure of the Seller, which failure (1) materially and adversely affects the Noteholders or the Note Insurer and (2) continues unremedied for a period of 30 days after the earlier of (i) the date on which the Servicer acquires knowledge of such failure or (ii) the date on which written notice of such failure (which notice shall refer specifically to this Section), requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the Indenture Trustee;

         (c) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (d) The consent by the Servicer to the appointment of a trustee, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the admission by the Servicer in writing of its inability to pay its debts generally as they become due, the Servicer's filing of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, the Servicer's making of an assignment for the benefit of its creditors, or the Servicer's voluntary suspension of payment of its obligations;

         (e) The occurrence of a Delinquency Rate Trigger, a Cumulative Loss Rate Trigger a Rolling Loss Rate Trigger, or a Total Expected Losses Trigger;

         (f) Breach by City National Bank of West Virginia, as Seller, in any material respect of any of its representations and warranties made herein or in the Home Loan Sale Agreement (not including Section 4(b) thereof), or in any certificate delivered pursuant hereto or thereto, and the failure of the Seller to cure such breach in all material respects within 30 days after the notice of such breach shall have been given to the Seller by the Issuer, the Indenture Trustee or the Note Insurer; or

         (g) the Servicer ceases to be "adequately-capitalized," within the meaning of the capital adequacy regulations of the Comptroller of the Currency, or any successor federal bank regulator having jurisdiction over the Servicer.

then, and in each and every such case, so long as such Servicer Termination Event shall not have been remedied by the Servicer, the Master Servicer may (with the prior written consent of the Note Insurer, which consent shall not be unreasonably withheld), or at the written direction of the Note Insurer (so long as no Note Insurer Default has occurred and is continuing, or if a Note Insurer Default has occurred and is continuing, the Indenture Trustee) shall, by notice then given in writing to the Servicer with a copy to the Note Insurer and to the Indenture Trustee, terminate all of the rights, responsibilities and obligations of the Servicer as servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall pass to and be vested in the Master Servicer (or, if the Master Servicer is then serving as the Servicer, the Indenture Trustee) (unless a successor Servicer has been appointed by the Master Servicer pursuant to
Section 6.02) pursuant to and under this Section and, without limitation, the Master Servicer, the Indenture Trustee or successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Notes and related documents, or otherwise. Notwithstanding anything herein to the contrary, the Master Servicer shall not be deemed to have notice of a Servicer Termination Event unless and until a responsible officer of the Master Servicer (x) has actual knowledge of the occurrence of such Servicer Termination Event or (y) has received a notice of the occurrence of such Servicer Termination Event from the Servicer pursuant to
Section 2.12 hereof or from the Indenture Trustee or the Note Insurer, and the Master Servicer shall not be in default of its obligations under Section 3.05 hereof with respect to any failure to give a default notice to the Servicer in the absence of either actual knowledge on the part of a responsible officer of the Master Servicer or the receipt of such notice from the Servicer, the Indenture Trustee or the Master Servicer. The Servicer agrees to cooperate with the Master Servicer and the Indenture Trustee in effecting the termination of its responsibilities and rights as Servicer hereunder, including, without limitation, the transfer to the Master Servicer, the Indenture Trustee or successor Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer that have been deposited by the Servicer in the Collection Account or transferred to the Indenture Trustee for deposit into the Note Account or thereafter received by the Servicer with respect to the Home Loans.

         All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Home Loan Files held by the Servicer to a successor Servicer, amending this Agreement to reflect the appointment of a successor as Servicer pursuant to this Section 6.01 or otherwise in connection with the assumption by a successor Servicer of the duties of the predecessor Servicer hereunder shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. The Indenture Trustee shall promptly notify each Noteholder of any Servicer Termination Event by telecopy.

         Section 6.02.  Master Servicer to Act; Appointment of Successor.

         On and after the time the Servicer receives a notice of termination pursuant to Section 6.01, the Master Servicer shall appoint a successor Servicer meeting the criteria described below and, if it does not appoint a successor, or until the successor's appointment takes effect, the Master Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement (hereinafter in this Section, the "Servicer") and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. The Master Servicer shall effectuate the transfer of the servicing responsibilities hereunder to itself or a successor Servicer acceptable to the Note Insurer no later than 90 days following the Master Servicer's receipt of a notice of termination of the Servicer pursuant to this Section 6.02. Notwithstanding the foregoing, however, the Master Servicer shall not be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it. As compensation therefor, the Master Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. In the event the Master Servicer fails to appoint a successor Servicer, and the Master Servicer is legally unable to act as successor Servicer itself, it may petition a court of competent jurisdiction to appoint, any established housing and home finance institution or any institution that regularly services home loans that is then servicing a home loan portfolio and having all licenses, permits and approvals required by applicable law, and having a net worth of not less than $10,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; PROVIDED that any such successor Servicer (other than the Master Servicer or the Indenture Trustee) shall be acceptable to the Note Insurer (if no Note Insurer Default has occurred and is continuing), which acceptance shall not be unreasonably withheld; and PROVIDED further that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the implied rating assigned to the Notes by any Rating Agency, without taking into account the existence of the Note Insurance Policy. Pending appointment of a successor to the Servicer hereunder, unless the Master Servicer is prohibited by law from so acting, the Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Home Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer that may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer or the Issuer of any of its representations or warranties contained herein or in any related document or agreement. Each of the Rating Agencies shall be given written notice of the appointment of a successor Servicer pursuant to this Section.

         Notwithstanding the foregoing paragraph, if the Master Servicer has assumed the obligations of the defaulting Servicer hereunder, then the Indenture Trustee shall be entitled to exercise the rights of the Master Servicer under this Section 6.02.

         Section 6.03.  Notifications to Noteholders.

         Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register, the Issuer, the Note Insurer and to each Rating Agency.

         Within 10 days of obtaining actual knowledge of the occurrence of any Servicer Termination Event or Master Servicer Default that remains uncured, the Indenture Trustee shall transmit by mail to all Noteholders notice of such Servicer Termination Event or Master Servicer Default.

         Section 6.04. Assumption or Termination of Sub-Servicing Agreements by the Master Servicer, Indenture Trustee or any Successor Servicer.

         Upon the termination of the Servicer as servicer under this Agreement, the Master Servicer or any other successor to the Servicer hereunder may, subject to the terms of any Sub-Servicing Agreement, in its sole and absolute discretion elect to assume or terminate any Sub-Servicing Agreement then in force and effect between the Servicer and the Sub-Servicer. Notwithstanding the foregoing, any termination fee due to a Sub-Servicer because of its termination by the Master Servicer or the successor servicer hereunder shall be the responsibility of the terminated Servicer and not the Master Servicer or the successor servicer. Upon the assumption of any Sub-Servicing Agreement, the terminated Servicer agrees to deliver to the assuming party any and all documents and records relating to the applicable Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effectuate the orderly transfer of the Sub-Servicing Agreement.

         Section 6.05.  Indemnification.

         (a) The Servicer agrees to, and does hereby indemnify and hold harmless the Trust, the Owner Trustee, the Indenture Trustee, the Note Administrator, the Master Servicer, and their respective directors, officers, employees, and agents, and their successors and assigns against, and shall reimburse each of the foregoing indemnified parties, as applicable, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever, including reasonable fees and expenses of counsel of litigation which may be imposed on, incurred by or asserted against any of such indemnified parties, in any way related to, or arising out of, this Agreement or any of the transactions contemplated herein, to the extent that any of the same results from or arises out of (1) any material breach of any representation or warranty made by the Servicer in this Agreement, (2) any material breach by the Servicer of any covenant or obligation of the Servicer under this Agreement or any schedule, written statement, document, or certificate furnished by Servicer pursuant to this Agreement, or (3) the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement. The indemnities contained in this Section 6.05 shall survive the termination of this Agreement. The indemnity obligations set forth in this Section 6.05 shall be in addition to (but not exclusive of) any other remedies set forth in this Agreement, but in no event shall this indemnity or any other remedy to which a party may be entitled provide recovery for amounts already recovered under any other provision of this Agreement or any other agreement or from any other source. The Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action which is not incidental to its duties to service the Home Loans and which in its opinion may involve it in any expense or liability.

         (b) The Servicer may rely on the written instructions and directions of the Master Servicer pursuant to the terms of this Agreement and shall not be liable to the Trust, the Owner Trustee, the Indenture Trustee, or the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to such instructions and directions; provided, however, that this provision shall not protect the Servicer against any material breach of any representation or warranty made herein or material failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability that would otherwise be imposed by reason of any material breach of the terms and conditions of this Agreement.

         (c) The Master Servicer agrees to, and does hereby indemnify and hold the Servicer harmless against, and shall reimburse the Servicer for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Servicer with respect to any action taken or not taken in good faith pursuant to the instructions and directions of the Master Servicer as provided herein.

                                  ARTICLE VII
                                  TERMINATION

         Section 7.01.  Termination.

         Except as otherwise specifically set forth herein, the obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of
(1) the final payment or other liquidation of the Home Loans and the disposition of all REO Properties and the remittance of all funds due hereunder with respect to such Home Loans and REO Properties and (2) the satisfaction and discharge of the indebtedness evidenced by the Notes and the payment of all amounts due the Note Insurer under the Insurance Agreement and the termination of the Deposit Trust Agreement.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         Section 8.01.  Amendment.

         This Agreement may be amended from time to time by the Servicer, the Issuer, the Master Servicer and the Indenture Trustee, without the consent of any of the Noteholders but, so long as no Note Insurer Default has occurred and is continuing, with the prior written consent of the Note Insurer (which consent shall not be unreasonably withheld), (1) to cure any error or any ambiguity, (2) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (3) to comply with the requirements of the Code, or (4) to amend any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; PROVIDED that in all such cases the Indenture Trustee shall have received written confirmation from each Rating Agency that any such modifications to this Agreement will not result in a qualification, reduction or withdrawal of the implied rating assigned to the Notes by such Rating Agency (without taking into account the Note Insurance Policy).

         This Agreement may also be amended from time to time by the Servicer, the Issuer, the Master Servicer and the Indenture Trustee, with the consent of the Note Insurer (which consent shall not be unreasonably withheld) and the Holders of Notes evidencing Voting Interests of the Notes affected thereby aggregating greater than 50%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Notes; PROVIDED, however, that no such amendment shall (1) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or payments which are required to be deposited into the Note Account without the consent of all Noteholders or (2) reduce the aforesaid percentage of the Notes the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding.

         Promptly after the execution of any such amendment or consent pursuant to the second preceding paragraph, the Indenture Trustee shall furnish an executed copy of such amendment to each Noteholder and to each Rating Agency.

         The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Indenture Trustee, the Master Servicer, and the Note Insurer shall be entitled to receive and rely upon an Opinion of Counsel furnished by and at the expense of the party requesting such amendment stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee's own rights, duties or immunities under this Agreement.

         Section 8.02.  Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflict of laws principles and the application of the laws of any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 8.03.  Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Issuer, to Wilmington Trust Company at 1100 N. Market Street, Wilmington, Delaware 19890, Attention: Emmett Harmon, with copies to the Indenture Trustee, and to Michael D. Dean, at City National Bank of West Virginia, 25 Gatewater Road, Charleston, West Virginia 25313, Telecopy (304) 769-1184; (b) in the case of the Servicer, at City National Bank of West Virginia, 25 Gatewater Road, Charleston, West Virginia 25313, Telecopy (304) 776-8820, Attention: A. Lawrence Crimmins, Jr., (c) in the case of the Master Servicer or Note Administrator, at Norwest Bank Minnesota, National Association, as Master Servicer or Note Administrator, 11000 Broken Land Parkway, Columbia, Maryland 21044, Telecopy (410) 884-2363, Attention: City Capital Home Loan Trust 1999-1; (d) in the case of the Note Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York, 10504, Telecopy (914) 765-3810, Attention: Insured Portfolio Management - Structured Finance (IPM-SF) (City Capital Home Loan Trust 1999-1 Asset-Backed Notes, Series 1999-1); (e) in the case of S&P, to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Group; (f) in the case of Moody's, to Moody's Investors Service Inc., 99 Church Street, New York, New York 10007; and (g) in the case of the Indenture Trustee, at Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Telecopy (612) 667-9825, Attention: City Capital Home Loan Trust 1999-1; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at its address shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any such Rating Agency.

         Section 8.04.  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

         Section 8.05.  Assignment.

         Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.03 and 5.05, this Agreement may not be assigned by the Issuer or the Servicer without the prior written consent of the Note Insurer and the Holders of Notes evidencing not less than 662/3% of the Voting Interests of all Notes.

         Section 8.06.  Third Party Beneficiary; Rating.

         (a) The Note Insurer is an intended third-party beneficiary of this Agreement. This Agreement shall be binding upon and inure to the benefit of the
Note Insurer; PROVIDED that, notwithstanding the foregoing, for so long as a
Note Insurer Default is continuing, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer (including any rights of consent) shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Agreement.

         (b) In the event the rating of the Note Insurer by any of the Rating Agencies is reduced to a rating that is below "investment grade" (as that term is then commonly used), the Servicer shall, at its own expense, seek to obtain ratings of the Notes (apart from the rating related to the Note Insurance Policy) from such Rating Agency.

         (c) The Note Administrator is an intended third-party beneficiary of this Agreement for the purpose of enforcing its right to compensation pursuant to Section 3.04 of this Agreement.

         Section 8.07.  Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         Section 8.08.  Intention of the Parties.

         It is the intention of the parties that the Issuer is conveying, and the Servicer is receiving, only a contract for servicing and administering the Home Loans. Accordingly, the parties hereby acknowledge that the Indenture Trustee remains the sole and absolute record holder of the Home Loans and all rights related thereto.

         Section 8.09.  Waivers and Modifications.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         Section 8.10.  Further Agreements.

         The Servicer and the Issuer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 8.11.  Attorney-in-Fact.

         The Issuer hereby designates the Servicer its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Agreement or the Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                 CITY CAPITAL HOME LOAN TRUST 1999-1,
                                     AS ISSUER

                                 By: Wilmington Trust Company, not in its
                                          individual capacity, but solely
                                          as Owner Trustee


                                 By:______________________________________
                                         Authorized Signatory

                                 CITY NATIONAL BANK OF WEST VIRGINIA,
                                     AS SERVICER


                                 By:_______________________________________
                                       Name:
                                       Title:

                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     AS MASTER SERVICER


                                 By:________________________________________
                                       Name:
                                       Title:

                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCATION
                                     AS INDENTURE TRUSTEE AND NOT IN ITS
                                     INDIVIDUAL CAPACITY


                                 By:_________________________________________
                                       Name:
                                       Title:


Servicing Agreement

ACKNOWLEDGED:

         The Custodian hereby acknowledges its obligations as Custodian under this Agreement.

                                      NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, AS CUSTODIAN


                                     By:_____________________________________
                                        Name:
                                        Title:





















Servicing Agreement

                                   SCHEDULE I

                               HOME LOAN SCHEDULE


                 See Schedule I attached to Indenture at Tab __

                                   EXHIBIT A


                   FORM OF ANNUAL STATEMENT AS TO COMPLIANCE

         The undersigned, ________________________, of City National Bank of West Virginia (the "Servicer"), in its capacity as Servicer under that certain Servicing Agreement dated as of April 30, 1999 (the "Servicing Agreement") among City Capital Home Loan Trust 1999-1, as Issuer, City National Bank of West Virginia, as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Master Servicer, does hereby certify pursuant to
Section 2.08 of the Servicing Agreement that as of the ___ day of ____________, ____:

         (a) review of the activities of the Servicer for the year ended December 31, ____ and of its performance under the Servicing Agreement has been made under my supervision, and

         (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its material obligations under the Servicing Agreement throughout such year.

         IN WITNESS WHEREOF, I have hereunto signed my name as of this ____ day of ___________, ____.




                                     Name:
                                     Title:

                                   EXHIBIT B


                           FORM OF POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That Norwest Bank Minnesota, National Association (Norwest Bank Minnesota), whose address is 11000 Broken Land Parkway Columbia, Maryland, organized under the laws of the United States of America (Norwest Bank Minnesota), hereby appoints City Mortgage Services, ("City") an unincorporated division of City National Bank of West Virginia, a national banking association, whose address is 25 Gatewater Road P.O. Box 7520 Cross Lanes, WV 25356, a West Virginia corporation, as its attorney-in-fact to execute all documents necessary to subordinate, reconvey, transfer, assign, endorse, or release any lien created pursuant to a mortgage or deed of trust securing a mortgage note presently owned by Norwest Bank Minnesota, in its capacity as Indenture Trustee. City is authorized to so execute and file such documents in connection with the full payment of all outstanding principal and other amounts due pursuant to such mortgage note and the subordination of said Deed of Trust or Mortgage pursuant to the servicing agreement, dated April 30, 1999, among City Capital Home Loan Trust 1999-1, City National Bank of West Virginia and Norwest Bank Minnesota. The authority of the attorney-in-fact to exercise any power herein granted shall commence on the date set forth below and shall remain in full force and effect until such time as it is revoked by a written notice sent by Norwest Bank Minnesota to City.

         IN WITNESS WHEREOF, Norwest Bank Minnesota, National Association, As Trustee has caused this Limited Power of Attorney to be duly executed by an authorized officer.


-----------------------------------------  ----------------------------------
Witness                                    Witness


Date:                                     NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION AS TRUSTEE
(Corporate Seal)

                                          -------------------------------------
                                             By:


STATE OF Maryland
COUNTY OF Howard

         On _____________, 1999, before me, ___________, a Notary Public in and for the County of Baltimore, State of Maryland, personally appeared __________ of Norwest Bank Minnestoa, National Association, as Trustee personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his/her/ their authorized capacity, and that by his/her/ their signature on the instrument the person(s), on the entity upon behalf of which the person(s) acted, executed the instrument.

(Notary Seal)

------------------------------------------

     Notary Seal Expires:

                                   EXHIBIT C


                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


TO:      Norwest Bank Minnesota, National Association
         11000 Broken Land Parkway
         Columbia, Maryland 21044

         Norwest Bank Minnesota, National Association
         Sixth Street and Marquette Avenue
         Minneapolis, Minnesota 55479


RE: Servicing Agreement, dated as of April 30, 1999, among City Capital Home Loan Trust 1999-1 (the "Issuer"), City National Bank of West Virginia, as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Master Servicer (the "Servicing Agreement")


         In connection with the administration of the Home Loans held by you as the Custodian, we request the release and acknowledge receipt, of the Home Loan File for the Home Loan described below, for the reason indicated.

Obligor's Name and Address & Zip Code:


Home Loan Number:


Reason for Requesting Documents (check one)

___        1.  Home Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been deposited into the Collection Account as provided in the Servicing
               Agreement.)

___        2.  Home Loan in Foreclosure.

___        3.  Home Loan Liquidated by _________________. (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received.)

___        4.  Other (explain).  _______________________________

         If item 1 or 3 above is checked, and if the Home Loan File was previously released to us, please release to us our previous request and receipt on file with you relating to the specified Home Loan.

         If item 2 or 4 above is checked, upon our return of the Home Loan File to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Servicing Agreement.


                                      CITY NATIONAL BANK OF WEST VIRGINIA,
                                          AS SERVICER


                                      By:   ____________________________________

                                            Name:  _____________________________

                                            Title: _____________________________

                                            Date: ______________________________


Acknowledgment of Documents returned to the Custodian:

                                     NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION AS CUSTODIAN



                                      By:  ___________________________________

                                            Name:______________________________

                                            Title: ____________________________

                                            Date: _____________________________

                                   EXHIBIT D

                           FORM OF LIQUIDATION REPORT

DATE:
SERVICER NAME:
SERVICER ADDRESS:
SERVICER LOAN NUMBER:

Borrower Name:
Borrower Address:
Norwest Account Number:
Series #:


Type of Liquidation:                        _____ REO Disposition
                                            _____ Charge Off
                                            _____ Short Pay off

Date Last Paid:                                     Next Payment Due:
Date of REO                                         Date of REO Disposition

Original Principal Balance:                                         $__________
Property Sale Price/Estimated Market
Value of Disposition:                            $__________

PROCEEDS
--------
Proceeds from Sale of Acquired Property:  $_______________
Principal Prepayment:                           $_______________
Insurance Proceeds:                             $_______________
Initial Advance Recovery:                       $_______________
Other (itemize):                                $_______________

Total Proceeds:                                                     $__________

EXPENSES
--------
Actual Unpaid Principal Balance                 $_______________
Attorney's Fees:                                $_______________
Taxes:                                          $_______________
Property Maintenance:                           $_______________
Insurance Premiums:                             $_______________
Other (itemize):                                $_______________

Total Expenses:                                                     $__________

LOSS/GAIN:                                                          $__________

                                   EXHIBIT E

                       DATA FIELDS FOR MONTHLY REPORTING


Field Name                     Position        Length    Cobil "picture"
------------------------------------------------------------------------------

Loan Number                    001-010             10          X(10)
P&I Payment Amount             011-021             11          S9(9)V9(02)
Note Rate                      022-027              6          S9(2)V9(04)
Service Fee Rate           028-033            6            S9(2)V9(04)
Ending UPB                     034-044             11          S9(9)V9(02)
Next Due Date              045-052            8            CCYYMMDD
Curtailment Date #1            053-060              8          CCYYMMDD
Curtailment Amount #1      061-071            11           S9(9)V9(02)
Curtailment Date #2            072-079              8          CCYYMMDD
Curtailment Amount #2      080-090            11           S9(9)V9(02)
Curtailment Date #3            091-098              8          CCYYMMDD
Curtailment Amount #3      099-109            11           S9(9)V9(02)
FHA Premium Collected
  on Invoiced**            110-120            11           S9(9)V9(02)
Paid in Full or Liquidation
  Premium                      121-131             11          S9(9)V9(02)
Principal Adjustment
Amount                     132-142            11           S9(9)V9(02)
Action Code                    143-144              2          X(02)
Gross Scheduled Interest
  Amount                       145-155             11          S9(9)V9(02)
Claims Paid Amount**       156-166            11           S9(9)V9(02)
Charge Off (Loan Loss)
  Amount                       167-177             11          S9(9)V9(02)
Date of PIF                    178-185              8          CCYYMMDD
Reason for Default             186-187              2          X(02)

** if applicable


SERVICING CONTRACT NAME:  _______________________    PHONE #:  ________________

                                   EXHIBIT F

                     INITIAL NOTICE OF ADVANCE RECOVERY FOR
                              LIQUIDATED HOME LOAN



DATE:
SERVICER NAME:
SERVICER ADDRESS:
SERVICER LOAN NUMBER:

Borrower Name:
Borrower Address:
Norwest Account Number:
Series #:


Outstanding Principal Balance:              $_______________
Next Payment Due:
Action Code/Status of Loan:

ADVANCES/EXPENSES INCURRED THROUGH __/__/__

Attorney Fees:                                       $_______________
Property Maintenance:                       $_______________
Hazard Loss Expenses:                       $_______________
Taxes:                                               $_______________
Insurance Premiums:                                  $_______________
Other (Itemize):                            $_______________

Total Advance to Date:                      $_______________


Reimbursement Amount Requested:             $_______________

Remaining Advance Balance to Date:  $_______________


SERVICING CONTRACT NAME:  _______________________    PHONE #:  ________________